SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2002
                                                          ---------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                  000-25567            59-3168541
              --------                  ---------            ----------
(State or other jurisdiction of       (Commission        (I.R.S. Employer
   incorporation or organization)       File No.)       Identification No.)


                           Route 688
                         P.O. Box 87
                      Doswell, Virginia              23047
                      -----------------              -----
        (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Item 5.      Other Events.

             The Registrant is filing the exhibit listed in Item 7 below.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Exhibit 7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates,
                                Series 1998-1 with respect to the August 26, 2002 Distribution Date.

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                    CSXT TRADE RECEIVABLES MASTER TRUST

                                    By:    CSX TRADE RECEIVABLES CORPORATION



                                           /s/David H. Baggs
                                           -----------------
                                           David H. Baggs
                                           President and Treasurer


Date:  September 6, 2002

                                  EXHIBIT LIST


Exhibit


7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the August 26, 2002 Distribution Date

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  July 2002

I. Original Deal Parameters
(a)  Pool Balance                                               705,106,000
(b)  Initial Invested Amount                                    300,000,000
(c)  Original Investor Allocation Percentage                          71.90%
(d)  Certificate Rate                                                  6.00%
(e)  Servicing Fee per Annum                                           0.25%
(f)  Original Required Subordinated Amount                       49,676,362

II.Allocation Percentages
(a)  Series Allocation Percentage [Provisio SAP]                      78.84%
(b)  Investor Allocation Percentage                                   77.01%
(c)  Investor Ownership Percentage                                    32.67%
(d)  Weighted Average SAP                                             64.54%

III.Receivables in the Trust
(a)  Pool Balance at end of month                               918,375,000
(b)  Interline Payables                                         144,320,000
(c)  Receivables 91+ days past invoice                          121,001,000
(d)  Ineligible Receivables                                               0
(e)  Overconcentrated Amount                                     13,223,000
(f)  Net Receivables Pool Balance [(a) - (b) - (c) - (d) - (e)] 639,831,000
(g)  Unallocated Collections                                              0
(h)  Net Series Pool Balance [(f) * [Provisio Formula] II.(a)]  504,465,805
(i)  Series Allocation Percentage *
     Unallocated Collections [(g) * II.(a)]                               0
(j)  Required Net Series Pool Balance [VI.(f) below]            416,493,237

IV.Monthly Activity
(a)  Pool Balance at beginning of month                         961,542,000
(b)  Total pool collections                                     567,952,000
(c)  Total new invoices sold to Trust                           539,780,000
(d)  Dilutions                                                   14,654,000
(e)  Charged-Off Receivables                                        341,000
(f)  Reassigned Receivables                                               0
(g)  Ending Pool Balance [(a) -(b) + (c) - (d) - (e) - (f)]     918,375,000
(h)  Miscellaneous Payments                                               0

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  July 2002

V. Receivables Performance
(a)  Monthly Payment Rate [IV.(b) / III.(f)]                          88.77%
(b)  Average Days Sales Outstanding [28 or 35 days / (a)]              31.5
(c)  Delinquency Data
        0 - 30 Days from Invoice                                687,734,000
        31 - 60 Days from Invoice                                82,418,000
        61 - 90 Days from Invoice                                27,222,000
        91 - 120 Days from Invoice                               14,141,000
        121 - 150 Days from Invoice                              10,569,000
        151 - 180 Days from Invoice                               8,535,000
        181 - 210 Days from Invoice                               7,859,000
        211 - 240 Days from Invoice                               5,947,000
        241 + Days from Invoice                                  73,950,000
                                                              -------------
        TOTAL                                                   918,375,000

VI.Reserves
(a)  Subordination Percentage [IX.(k) below]                          26.85%
(b)  Invested Amount                                            300,000,000
(c)  Available Subordinated Amount [((a) / (1 - (a))) *
     ((b) + (d) + (e))+[Previous Mo.]111 (e)]                   111,809,093
(d)  Yield Reserve                                                4,500,000
(e)  Fee Reserve [2 * [Previous Mo.] V.(b) / 365 * VII.(j) * 12 ]   184,144
(f)  Required Net Series Pool Balance                           416,493,237        0.650943

VII.Collections
(a)  Total Pool Collections [IV.(b) above]                      567,952,000
(b)  Miscellaneous Payments [IV.(h) above]                                0
(c)  Series Excess Collections                                            0
(d)  Series Allocable Collections [(a) * II.(d)
     [Weighted Avg. SAP]                                        366,580,556
(e)  Investor Collections [(d) * II.(b)]                        282,292,585
(f)  Investor Miscellaneous Payments [(b) * II.(d) *
     [Weighted Avg. SAP]                                                  0
(g)  Available Investor Collections [(c) + (e) + (f)]           282,292,585
(h)  Monthly Interest                                             1,500,000
(i)  Interest Shortfall                                                   0
(j)  Monthly Servicing Fee [I.(e) / 12 * IV.(g) * VI.(b) / III.(f)]  89,709
(k)  Monthly Principal [0 if Revolving Period, otherwise VIII.
     (b) below]                                                           0

VIII.  Monthly Investor Principal
(a)  Monthly Principal [VII.(g) - VII.(h) - VII.(i) - VII.(j)]  280,702,876
(b)  Available Principal Collections (a)                        280,702,876
(c)  Controlled Deposit Amount                                            0
(d)  Monthly Investor Principal [lesser of (b) and (c)]                   0
(e)  Deficit Controlled Accumulation Amount [(c) - (d),
     if positive]                                                         0

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  July 2002

IX.Subordination Percentage
(a)  Subordination Percentage Floor                                  13.00%
(b)  Average Dilution Ratio (last 12 months)                          2.39%
(c)  Highest Dilution Ratio (last 12 months)                          3.79%
(d)  Dilution Horizon Ratio (assuming 1 month horizon)              119.66%
(e)  Dilution Percentage [(d) * {2.5 * (b) + ((c) - (b)) *
     ((c) / (b))}]                                                    9.81%
(f)  Highest 3-month Average Delinquency Ratio (last 12 months)       1.57%
(g)  Default Horizon Ratio                                          435.00%
(h)  Loss Percentage [2.5 * (f) * (g)]                               17.03%
(i)  Dilution Percentage + Loss Percentage                           26.85%
(j)  12.5% + (b) * (d)                                               15.35%
(k)  Subordination Percentage [greatest of (a), (i) and (j)]         26.85%

X.Investor Charge-Offs
(a)  Investor Allocable Charged-Off Amount [IV.(e) * II.(c)]       111,392
(b)  Investor Recoveries                                                 0
(c)  Loss Reserve                                              111,809,093
(d)  Investor Charge-off [(a) - (b) - (c), if positive]                  0
(e)  Cumulative Investor Charge-offs [including (d) above]               0

XI.  Invested Amount
(a)  Beginning Invested Amount                                 300,000,000
(b)  Cumulative Investor Charge-offs [X.(e) above]                       0
(c)  Amount on deposit in Principal Funding Account                      0
(d)  Distributions of Principal                                          0
(e)  Ending Invested Amount                                    300,000,000

XII.  Amortization Events
(a)  Breach of material covenant or agreement uncured for 30 days       No
(b)  Breach of Representation or Warranty not corrected for 30 days     No
(c)  Bankruptcy, insolvency or receivership of Seller or CSXT           No
(d)  Trust is deemed an "Investment Company"                            No
(e)  CSXT fails to convey Receivables to Seller, Servicer fails to
      make deposit to Retained Collection Account                       No
(f)  Required Net Series Pool Balance Exceeds Net Series Pool Balance   No
(g)  Any Series 1998-1 Servicer Default                                 No
(h)  Termination Notice delivered to Servicer                           No
(i)  Invested Amount not paid in full on Expected Final Payment Date    No
(j)  Average Monthly Payment Rate for last 3 months is less than 25%    No

                       CSXT TRADE RECEIVABLES MASTER TRUST

                 Certificateholders' Distribution Date Statement
                                  Series 1998-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1998-1 Supplement dated as of June 17, 1998, as to Pooling and Servicing Agreement dated as of October 27, 1993, as amended and restated (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and The Chase Manhattan Bank (formerly known as Chemical Bank), Trustee (the "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.


Distribution Date:  August 26, 2002

Collection Period:  July 2002

POOL COLLECTIONS

Total Pool Collections                                         567,952,000.00

Total Collections Available                                    567,952,000.00


ALLOCATION PERCENTAGES

Series 1998-1 Allocation Percentage                                     78.84%

Investor Ownership Percentage                                           32.67%

DISTRIBUTION TO CERTIFICATEHOLDERS

Total amount distributed allocable to Interest                   1,500,000.00

Total amount distributed allocable to Interest                           5.00
   (per $1,000 of Certificates)

Total amount distributed to allocable to Principal                       0.00

Total amount distributed allocable to Principal                          0.00
   (per $1,000 of Certificates)


SERIES 1998-1 INVESTED AMOUNTS

Unallocated Collections                                                  0.00

Amounts on deposit in the Principal Funding                              0.00

Ending Invested Amounts                                        300,000,000.00


INVESTOR  INTEREST SHORTFALL AMOUNT

Total Investor Deficiency Amount                                         0.00


INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY

Beginning Investor Charge-Offs                                           0.00
Beginning Investor Charge-Offs per $1,000                                0.00

Additional Investor Charge-Offs                                          0.00
Additional Investor Charge-Offs per $1,000                               0.00

Reimbursements:
Reinstatement of Investor Certificates                                   0.00
Reinstatement of Investor Certificates per $1,000                        0.00

Ending Investor Charge-Offs                                              0.00
Ending Investor Charge-Offs per $1,000                                   0.00

POOL BALANCES

Outstanding Receivables Balance                                918,375,000.00

Ending Net Receivables Pool Balance                            639,831,000.00

Ending Net Series Pool Balance                                 504,465,805.07